Summary Prospectus	May 3, 2022

MIDAS SERIES TRUST
MIDAS FUND
Ticker Symbol: MIDSX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and statement of additional information, reports to shareholders, and other information about the Fund online at https://midasfunds.com/literature/.  You can also get this information at no cost by calling 1-800-400-MIDAS (6432) or by sending an e-mail request to info@midasfunds.com, or from your financial intermediary.  The Fund’s prospectus and statement of additional information, both dated April 29, 2022, are incorporated herein by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	2.58%
Total Annual Fund Operating Expenses	3.83%

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$385	$1,169	$1,972	$4,062

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Fund

In pursuit of its investment objectives, under normal circumstances the Fund invests at least 65% of its total assets in (i) securities (e.g., common and preferred stocks, bonds, convertible securities, etc.) of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, other precious metals, or other natural resources (“Natural Resources Companies”) and (ii) gold, silver, and platinum bullion and coins.  Up to 35% of the Fund’s total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing, or otherwise dealing in gold, silver, platinum, or other natural resources, in securities of selected growth companies, and in fixed income securities of any issuer, including U.S. government securities, of any credit quality or maturity, although the Fund has no current intention of investing more than 5% of its total assets in fixed income securities rated less than investment grade.  The Fund may invest in domestic and foreign companies of any size.  The Fund concentrates its investments by investing at least 25% of its total assets in Natural Resource Companies.

Midas Management Corporation (the “Investment Manager”) seeks to invest in companies that it believes have attractive fundamentals and often looks at company characteristics such as people, projects, and pricing.  A security is typically sold when its potential to meet the Fund’s investment objectives is limited or exceeded by another potential investment opportunity, when an investment in an issuer no longer appears to meet the Fund’s investment objectives, or when the Fund must meet redemptions.  In seeking to enhance returns, the Fund may use futures, options, and short sales, and may use leverage to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund concentrates its investments by investing at least 25% of its total assets in Natural Resources Companies.  The Fund may trade securities actively in pursuit of its investment objectives.  The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

The Fund may, from time to time, under adverse market, economic, political, or other conditions, take temporary defensive positions and invest some or all of its assets in cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and similar investments.  When the Fund takes such a temporary defensive position, it may not achieve its investment objectives.

Principal Risks of Investing in the Fund

An investment in the Fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program and you could lose money by investing in the Fund.

Investments in Gold, Silver, Platinum, and Other Precious Metals.  Investment in gold, silver, platinum, and other precious metals are considered speculative.  The Fund’s investments can be significantly affected by developments in the precious metals industry and are linked to the prices of gold, silver, platinum, and other precious metals.  These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.  Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, or other precious metals could have a substantial effect on supply and demand in countries throughout the world.  Additionally, the majority of such producers are domiciled in a limited number of countries.  Moreover, under the federal tax law, to qualify as a regulated investment company (a “RIC”), the Fund may not earn more than 10% of its annual gross income from gains resulting from selling precious metals and certain other non-securities related sources.  Accordingly, the Fund may be required to hold precious metals or securities, sell them at a loss, or sell them at a gain, when, for investment reasons, the Fund would not otherwise do so.

Natural Resources Companies. The profitability of Natural Resources Companies can be significantly affected by the supply of and demand for the produced commodities and related services, exploration and production spending and success, government regulations and taxes, international political developments (including outbreaks of war or other hostilities and trade sanctions), and general economic conditions.  The operations and financial performance of Natural Resources Companies may be directly affected by the prices of the produced commodities, especially those Natural Resources Companies whose reserves of the commodities are significant assets.   The value of securities issued by Natural Resources Companies may also be affected by changes in overall market movements, changes in interest rates, inflation rates, or investor expectations concerning such rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels, and international economic, political, and regulatory developments. In addition, companies in the natural resources industry may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole. The prices of Natural Resources Company stocks may exhibit greater price volatility than other types of stocks.

Depletion and Exploration Risk.  To maintain or increase their revenue level, Natural Resources Companies or their customers need to maintain or expand their reserves and production through exploration, development, acquisitions, or other methods.  The financial performance of Natural Resources Companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively expand reserves or production sufficiently to replace current depletion.

Precious Metals Mining Company Risk.  The profitability of companies involved in precious metals mining and related activities is significantly affected by changes in the market prices of precious metals.  Precious metals mining companies also face risks related to their operations that may affect overall profitability.  These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines.  In addition, the business of precious metals mining is subject to numerous risks that could adversely impact such companies.  These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions, and seismic activity.

Climate Change Risk.  The Fund is subject to the special risks associated with climate change.  Weather may play a role in the cash flows of the Natural Resources Companies in which the Fund invests.  Although many of the companies in the natural resources industry can reasonably predict seasonal weather patterns, extreme weather conditions, such as those that may result from climate change, may be unpredictable.  The damage done by extreme weather could adversely affect the financial condition of Natural Resource Companies.  Additionally, new or strengthened regulations or legislation could increase the operating costs and/or decrease the revenues of Natural Resources Companies.

Concentration.  The Fund is subject to industry concentration risk, which is the risk that the Fund’s performance can be significantly affected by economic, market, political or regulatory occurrences affecting Natural Resource Companies.

Sector Risk. To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

Growth Securities Risk.  The Fund may invest in companies that the Investment Manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other securities and may involve special risks. If the Investment Manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, thereby reducing the Fund’s returns. In addition, because different types of securities tend to shift in and out of favor depending on market and economic conditions, “growth” securities may perform differently from the market as a whole and other types of securities.

Foreign Investments.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in the securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies.  Additionally, there may be less publicly available information about a foreign company than a U.S. company.  Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the foreign countries where those securities are issued or in which the issuers are located.  With respect to certain foreign countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in custody in those foreign countries.  If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the value of the Fund’s investments is expected to decline proportionately.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.  The Fund may experience higher levels of each of these risks by investing in emerging (less developed) markets.  Further, the Russian invasion of Ukraine has resulted in an ongoing military conflict and economic sanctions against certain Russian individuals and companies; this conflict could expand and result in additional attacks elsewhere in Europe.  Sanctions against Russian individuals and companies could adversely affect the price and availability of certain commodities, including oil. Moreover, the United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.”  Although the UK and EU agreed to a trade deal that was entered into force on May 1, 2021, certain post-EU arrangements were outside the scope of the negotiating mandate and remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict.  The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Pricing.  Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility.  If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale.  As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Non-Diversification.  The Fund is non-diversified, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities or obligations of a single issuer.  As a result, the Fund may hold a smaller number of issuers than if it were diversified.  Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund’s total returns.

Small Capitalization.  The Fund may invest in companies that are small or thinly capitalized and may have a limited operating history.  Investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable to adverse business or economic developments than stocks of larger companies.  The securities of small capitalization companies generally are less liquid and have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies.  As a result, the value of such securities may be more volatile than the securities of larger companies.  During broad market downturns, the Fund’s net asset value (“NAV”) may fall further than those of funds investing in larger companies.  Full development of small capitalization companies takes time, and for this reason, among others, the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Medium and Large Capitalization.  Compared to small capitalization companies, medium and large capitalization companies may be less responsive to changes and opportunities.  At times, the stocks of large capitalization companies may lag other types of stocks in performance.  Compared to large capitalization companies, medium capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Leverage.  The Fund may use leverage to the extent permitted under the 1940 Act.  Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s investments.  Money the Fund borrows for leveraging is limited to 33 1/3% of the value of the Fund’s total assets.  These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased.  There can be no assurance that the Fund’s use of leverage will be successful.

Short Selling, Options, and Futures Transactions.  The Fund may engage in short selling, options, and futures transactions to increase returns.  There is a risk that these transactions may reduce the Fund’s returns or increase volatility.  The Fund may incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased, plus any premiums or interest paid to the third party.  Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.  In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. Derivatives also may be subject to certain other risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation.  A small investment in certain derivatives could have a potentially large impact on the Fund’s performance.

Security Selection.  The securities selected for the Fund’s portfolio may decline in value.  The Investment Manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters.  As a result, the Fund may underperform the markets, its benchmark index or other funds with the same objective or in the same asset class.

In-Kind Redemptions.  The Fund may require redeeming shareholders to accept readily tradable gold, silver, platinum, or other precious metals bullion, coins, exchange-traded fund shares, or other Fund holdings in complete or partial payment of redemptions.

Active Trading.  The Fund may trade securities actively.  This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower the Fund’s after tax performance.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Market Risk.  The market risks associated with investing in the Fund are those related to fluctuations in the value of the investments in the Fund’s portfolio.  A risk of investing in stocks, precious metals, and other instruments is that their value will go up and down, sometimes rapidly and unpredictably, reflecting overall economic conditions and other factors and you could lose money.  The Fund may invest in emerging companies, such as start-ups and spin-offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations.  These investments may involve above average market price volatility and greater risk of loss.  Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.

Recent Market Events. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation and the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, and growth concerns in the U.S. and overseas.  While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time.

Past Performance

The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The following table compares the Fund’s average annual returns for the 1, 5, and 10 year periods with appropriate broad based securities market indices.  The Morningstar category of Equity Precious Metals (“Equity Precious Metals”) is an equally weighted average of the managed precious metals funds tracked by Morningstar which reflects the industry in which the Fund may concentrate.  Past performance (before and after taxes) is not predictive of future performance.

MIDAS FUND – Year-by-year total return as of 12/31 each year (%)
Best Quarter: 4/1/2020 – 6/30/2020 69.89%
Worst Quarter: 4/1/2013 – 6/30/2013 (36.49)%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2021

	1 Year	5 Years	10 Years
Return Before Taxes	(19.23)%	1.49%	(9.89)%
Return After Taxes on Distributions	(19.23)%	1.49%	(9.89)%
Return After Taxes on Distributions and Sale of Fund Shares	(10.88)%	1.15%	(6.57)%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.48%	16.55%
Equity Precious Metals (reflects no deduction for fees, expenses, or taxes)	(8.17)%	9.43%	(2.45)%

The Fund’s returns shown above include the effect of reinvesting dividends and capital gain distributions.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Because actual after tax returns depend on a shareholder’s tax situation, returns may vary from those shown.  After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager

Midas Management Corporation

Portfolio Manager

Thomas B. Winmill, President and Trustee of the Trust, has managed the Fund since 2002.

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

Minimum Investments

Account Type	Initial	Subsequent	Individual Retirement Accounts (“IRAs”) and Health Savings Accounts (“HSAs”)	Initial	Subsequent
Regular	$1,000	$100	Traditional, Roth IRA, HSA	$1,000	$100
UGMA/UTMA	$1,000	$100	Spousal, Rollover IRA	$1,000	$100
Education Savings Account	$1,000	$100	SEP, SIMPLE IRA	$1,000	$100
Systematic Investment Program	$100	$100	HSA	$1,000	$100

Midas Systematic Investment Program.  With the Midas Systematic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans described below.  Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s).

Redemptions

Generally, you may redeem shares of the Fund by any of the methods explained below on each day the New York Stock Exchange is open for trading (“Business Day”).

By Mail.  Regular mail: Midas Funds, c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.  Overnight express mail and courier: Midas Funds, c/o Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

By Telephone or Internet.  To expedite the redemption of Fund shares, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days.  For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax.

For Electronic Funds Transfer (EFT).  You may redeem as little as $250 worth of shares by requesting EFT service.  EFT proceeds are ordinarily available in your bank account within two Business Days.

For Federal Funds Wire.  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.  A $10 fee per wire transfer applies.

Tax Information

The Fund’s distributions are taxable, unless you are a nontaxable entity or are investing through a tax-deferred account or other tax-advantaged arrangement, and will generally be taxed as ordinary income or long term capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Your broker-dealer or financial intermediary may also charge you fees for purchasing or selling Fund shares.  Ask your broker-dealer or financial intermediary or visit their website for more information.  In addition, from time to time, the Fund enters into arrangements with financial intermediaries pursuant to which such parties agree to perform sub-transfer agent, sub-accounting, record-keeping or other administrative services on behalf of their clients who are shareholders of the Fund. The Fund makes payments to these financial intermediaries for such administrative services provided to clients who hold shares of the Fund through omnibus or networked accounts. Payments to financial intermediaries for such services, sometimes referred to as “sub-TA fees,” vary based on factors such as, among other things, the type of intermediary, the types and level of services provided and the amount of assets or accounts held in the Fund. Sub-TA fees paid by the Fund are included in the total amount of “Other Expenses” in the “Fees and Expenses of the Fund” table.